VIA EDGAR

March 1, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Kemper Investors Life Insurance Company ("KILICO") and

KILICO Variable Separate Account

("Variable Separate Account")

File No. 811-5025

Commissioners:

Attached for filing, pursuant to Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30e-2 thereunder, is the most recent annual report of the Variable Separate Account referenced above for the Zurich Kemper Lifeinvestor Variable Universal Life product ("Lifeinvestor"). The annual report consists of a front and back cover binding the most recent annual reports of the underlying fund options available through the Variable Separate Account for Lifeinvestor. Because the most recent annual reports of the underlying funds have been or will be filed with the SEC by their respective investment managers/advisers, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the annual reports of the underlying funds set forth below.

The Variable Separate Account for Lifeinvestor includes the following underlying fund options:

The Alger American Fund (File No. 811-5550)

American Century Variable Portfolios, Inc. (File No. 811-5188)

The Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-7044)

Dreyfus Stock Index Fund (File No. 811-5719)

Dreyfus Variable Investment Fund (File No. 811-5125)

Fidelity Variable Insurance Products Fund (File No. 811-3329)

Franklin Templeton Variable Insurance Products Trust (File No. 811-5479)

INVESCO Variable Investment Funds, Inc. (File No. 811-8038)

Janus Aspen Series (File No. 811-7736)

Scudder Variable Series I (File No. 811-4257)

Scudder Variable Series II (File No. 811-5002)

Scudder VIT Funds (File No. 811-07507)

Securities and Exchange Commission

March 1, 2004

Please call the undersigned at 847-874-7380 if you have any questions or comments.

Yours truly,

/s/ Juanita M. Thomas

Juanita M. Thomas

Attorney at Law